                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BUILDERS TRANSPORT, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        BUILDERS TRANSPORT, INCORPORATED
                            2029 WEST DEKALB STREET
                          CAMDEN, SOUTH CAROLINA 29020

                                                                     May 2, 1997

To Our Stockholders:

     On behalf of the Board of Directors and management of Builders Transport, Incorporated, I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Magnolia Restaurant on West Dekalb Street, Camden, South Carolina, on Tuesday, June 3, 1997, at 10:00 a.m. Eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

     In addition to the specific matters to be acted upon, there also will be a report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions of general interest that stockholders may have.

     It is important that your shares be represented at the Meeting. Regardless of whether you plan to attend, you are requested to mark, sign, date and promptly return the enclosed proxy in the envelope provided. If you attend the Meeting, which we hope you will do, you may vote in person even if you have previously mailed a proxy card.

                                           Sincerely,

                                   /s/ David C. Walentas

                                           David C. Walentas
                                           Chairman of the Board

                        BUILDERS TRANSPORT, INCORPORATED
                            2029 WEST DEKALB STREET
                          CAMDEN, SOUTH CAROLINA 29020

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1997

To The Stockholders of Builders Transport, Incorporated:

     You are hereby notified that the Annual Meeting of Stockholders (the "Annual Meeting") of Builders Transport, Incorporated, a Delaware corporation ("Builders" or the "Company"), will be held at the Magnolia Restaurant, West Dekalb Street, Camden, South Carolina, on Tuesday, June 3, 1997, at 10:00 a.m. Eastern time for the following purposes:

          (1) to elect six directors to serve one-year terms scheduled to end in conjunction with the next Annual Meeting of Stockholders or until their successors are elected and qualified;

          (2) to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997; and

          (3) to transact such other business as properly may come before the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting; however, only stockholders of record at the close of business on April 18, 1997, are entitled to notice of and to vote at the Annual Meeting. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at the Company's general offices at 2029 West Dekalb Street, Camden, South Carolina, from May 23, 1997, to June 2, 1997, and the list shall be available for inspection at the Annual Meeting by any stockholder that is present.

                                                     By Order of the Board of
                                                     Directors,

                                                     ROBERT E. LEE GARNER,
                                                     Secretary
DATED: May 2, 1997

                                   IMPORTANT

     Regardless of whether you expect to attend the meeting, please mark, sign, date and return the enclosed proxy in the enclosed self-addressed envelope as promptly as possible.

                        BUILDERS TRANSPORT, INCORPORATED
                              POST OFFICE BOX 7005
                            2029 WEST DEKALB STREET
                       CAMDEN, SOUTH CAROLINA 29020-7005

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of Builders Transport, Incorporated, a Delaware corporation ("Builders" or the "Company"), to be held on June 3, 1997, and at any adjournments thereof. THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The principal executive offices of the Company are located at 2029 West Dekalb Street, Camden, South Carolina 29020. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about May 2, 1997.

                                  SOLICITATION

     The costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company. Certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company's management deem it necessary, the Company may also retain the services of Morrow & Co., Inc. to aid in the solicitation of proxies from brokers, banks, custodians and other nominees, for which the Company will pay a fee not to exceed $3,500 plus reimbursement for expenses.

                 VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

     Only stockholders of record at the close of business on April 18, 1997, are entitled to receive notice of and to vote at the Annual Meeting. The Company's only class of stock outstanding is its Common Stock, par value $.01 per share (the "Common Stock"). As of the close of business on April 18, 1997, the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting was 5,282,487. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. Shares of Common Stock represented by the accompanying proxy card will be voted if the proxy card is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person.

     Presence at the Annual Meeting by a stockholder who has signed a proxy card does not in itself revoke a proxy. Each proxy granted may be revoked by the person giving it by giving written notice to such effect to the Secretary of the Company, by execution and delivery of a subsequent proxy or by attendance, giving notice and voting in person at the Annual Meeting, except that any such revocation shall not be effective as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Where specific choices are not indicated on the proxy card, proxies will be voted in accordance with the recommendations of the Board of Directors.

     As of the date of this Proxy Statement, the Company's Board of Directors is not informed of any matters, other than those set forth in the foregoing Notice of Annual Meeting of Stockholders, that may be brought before the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth the Company's best knowledge as of April 25, 1997, with respect to the beneficial ownership of Common Stock by (a) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, (b) all directors and nominees, (c) the individuals listed in the Summary Compensation Table contained herein, and (d) all executive officers and directors of the Company as a group.

                                                                    AMOUNT OF
                  NAME OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP
               (AND ADDRESS FOR THOSE OWNING                  ----------------------
                  MORE THAN FIVE PERCENT)                      SHARES     PERCENT(1)
               -----------------------------                  ---------   ----------
Builders Transport, Incorporated Employees Retirement
  Savings & Profit Sharing Plan(2)
  c/o Benefit Plan Committee
  Attn: T. Michael Guthrie
  Builders Transport, Incorporated
  Post Office Box 7005
  Camden, South Carolina 29020-7005(2)......................  1,047,856     20.0%
Messrs. David C. Walentas(3)(4)(5) and Stanford M.
  Dinstein(3)(4)(5).........................................    821,077     15.0%
Dimensional Fund Advisor(6)
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401....................................    291,900      5.5%
T. Rowe Price Associates, Inc.(7)
T. Rowe Price Small Cap Value Fund, Inc.
  100 E. Pratt Street
  Baltimore, Maryland 21202.................................  1,081,330     20.5%
John R. Morris(3)(8)........................................     26,560         *
T. M. Guthrie(9)............................................      5,398         *
Phillip M. Adams(10)........................................     23,714         *
Arthur C. Baxter(3)(11).....................................      6,300         *
Pierson G. Mapes(3)(12).....................................      3,000         *
Frederick S. Morton(3)(11)..................................      3,000         *
All Executive Officers and Directors as a Group (10
  Persons)(13)..............................................    945,348     17.0%

---------------

 (1) Except as otherwise noted herein, percentage is determined on the basis of 5,284,019 shares of Common Stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). An asterisk indicates beneficial ownership of less than one percent.
 (2) Effective January 1, 1994, the Company's 401(k) Plan and ESOP were merged and amended to form the Builders Transport, Incorporated Employees Retirement Savings & Profit Sharing Plan (the "Benefit Plan"). The Benefit Plan may be deemed to be the beneficial owner of the shares of Common Stock that it holds. The Benefit Plan shares voting power with the Benefit Plan participants. Based on a Schedule 13G dated February 12, 1997, and amended on April 25, 1997 filed by the National Bank of Commerce, Memphis, Tennessee, trustee for the Benefit Plan, the trustee has sole dispositive power with respect to the shares of Common Stock. The number of shares listed in the table as being owned by the Plan also reflects a February 1997 contribution by the Company of 220,470 shares.
 (3) Nominee for election to the Board of Directors.
 (4) The address of this individual is 2029 West Dekalb Street, Camden, South Carolina 29020.

 (5) Messrs. Walentas and Dinstein reported on Amendment No. 20 dated October 5, 1994, to Schedule 13D filed pursuant to Section 13 of the Exchange Act that they may be deemed to be a "group" within the meaning of Section 13(d)(3) of the Exchange Act. Both members of the "group" may be deemed to beneficially own the Common Stock owned by the other member of the "group", although both members of the "group" disclaim beneficial ownership of the shares owned by the other member of the "group". Mr. Walentas beneficially owns 745,095 shares, which includes 125,000 shares of Common Stock reserved for issuance to Mr. Walentas pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997, 1,000 shares owned by Mr. Walentas' wife, and 1,408 shares vested in or allocated to Mr. Walentas' Benefit Plan account. Mr. Dinstein beneficially owns 75,982 shares, which includes 55,000 shares reserved for issuance to Mr. Dinstein pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997, and 2,766 shares vested or allocated to Mr. Dinstein's account in the Benefit Plan. Mr. Walentas and Mr. Dinstein both are Directors and executive officers of the Company.
 (6) Pursuant to a Schedule 13G dated February 5, 1996, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 291,000 shares of Builders Transport, Inc. stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-ended investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group trust and DFA Participation Group trust investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
 (7) Based on a Schedule 13G dated February 14, 1997, these securities are owned by various individual and institutional investors including the T. Rowe Price Small Cap Value Fund, Inc. (which owns 523,415 shares, representing 9.9% of the shares outstanding), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or shared power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
 (8) Includes 24,050 shares reserved for issuance to Mr. Morris pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997, and 2,271 shares vested or allocated in Mr. Morris' account in the Benefit Plan.
 (9) Includes 3,200 shares reserved for issuance to Mr. Guthrie pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997, and 1,373 shares vested or allocated in Mr. Guthrie's account in the Benefit Plan, as well as 100 shares owned by his wife.
(10) Includes 21,000 shares reserved for issuance to Mr. Adams pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997, and 1,971 shares vested or allocated in Mr. Adams' account in the Benefit Plan.
(11) Includes 2,800 shares reserved for issuance to each of Messrs. Baxter and Morton pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997.
(12) Includes 2,000 shares reserved for issuance to Mr. Mapes pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997.
(13) Includes 286,850 shares of Common Stock reserved for issuance to executive officers or Directors of the Company pursuant to stock options that were exercisable at, or within sixty days of, April 25, 1997, and 12,169 shares of Common Stock vested or allocated in accounts of the Company's executive officers in the Benefit Plan.

                              PROPOSAL NUMBER ONE

                             ELECTION OF DIRECTORS

     Directors elected at the Annual Meeting will hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Unless otherwise instructed, proxies will vote shares of Common Stock for the election to the Company's Board of Directors of the nominees listed below, all of whom are presently members of the Board of Directors. Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors. In the event that any nominee becomes unavailable for election for any reason, an event which management does not anticipate, shares of Common Stock represented by proxies will be voted for any substitute nominees designated by the Board of Directors.

     For each nominee's beneficial ownership of Common Stock, see "Security Ownership of Certain Beneficial Owners and Management." Set forth below is certain additional information as of April 25, 1997, regarding each nominee:

  DAVID C. WALENTAS

     David Walentas is, and has been for more than 25 years, principally engaged in the development, management and construction of real estate. Mr. Walentas owns and operates more than 3 million square feet of commercial property and owns and manages more than 2,000 apartment units. His real estate development activities are carried on through various entities, including Two Trees, a New York general partnership ("Two Trees"). His real estate management activities are principally carried on through Two Trees Management Co.; he is its sole proprietor. His real estate construction activities are principally carried on through The Gair Co., and, since January 1986, through The Washington Street Construction Co., Inc. David Walentas is President and sole proprietor of both of these companies. Mr. Walentas has served as a director continuously since his election at the 1990 Annual Meeting of Stockholders. His age is 58. Mr. Walentas was named the Company's Chairman of the Board following the 1990 Annual Meeting of Stockholders.

  STANFORD M. DINSTEIN

     Stanford Dinstein, a certified public accountant, is, and has been for more than 19 years, principally engaged as an independent financial and management consultant to Two Trees and other private corporations and partnerships. Mr. Dinstein, a senior office and director of Builders since 1990, has served the Company in a variety of financial, administrative and operational capacities, and, in August 1993, was named Chief Executive Officer. His age is 49.

  JOHN R. MORRIS

     John Morris joined the Company in January 1986 and was in charge of its Dedicated Fleet operations from that time until January 1989 when he was named President and Chief Operating Officer of the Company, the position in which he served until his election as President of the Company's Dedicated Services and Contract Logistics Group in December 1993. Mr. Morris was again named President and Chief Operating Officer in December 1995. Mr. Morris also filled the position of Chief Executive Officer on two occasions between June 1990 and November 1992. Prior to joining the Company, Mr. Morris was employed by McLean Trucking Company for 23 years. Mr. Morris served on the Board from January 1989 to September 1990 and has served as a director continuously since his reappointment in October 1990. His age is 53.

  ARTHUR C. BAXTER

     Arthur Baxter is a retired banking executive. From January 1980 through June 1989, he was Executive Vice President, Public Affairs of The First National Bank of Atlanta (now Wachovia Bank of Georgia, N.A.), and from August 1989 through November 1991, he served as a public affairs consultant to its parent corporation. Mr. Baxter has served as a director continuously since his election at the 1990 Annual Meeting of Stockholders. His age is 72.

  PIERSON G. MAPES

     Pierson Mapes is a retired television executive. From November 1982 through his retirement in June 1994, he was the President of the NBC Television Network. In that capacity, Mr. Mapes oversaw the network's affiliate relations, advertising sales and marketing areas. Mr. Mapes has served as a director since April 1996, when he was elected by the Board to fill a vacancy on the Board. His age is 59.

  FREDERICK S. MORTON

     Frederick Morton was, for more than five years prior to June 1989, Professor of Business Administration at The Darden School of the University of Virginia and a consultant in the areas of corporate strategy, effective operations management and management development. Since June 1989, Mr. Morton has been Professor Emeritus at the University of Virginia and has continued his consulting activities. Mr. Morton has served as a director continuously since his election at the 1990 Annual Meeting of Stockholders. His age is 76.

     THE BOARD OF DIRECTORS AND ITS COMPENSATION AND NOMINATING COMMITTEE UNANIMOUSLY RECOMMEND A VOTE "FOR" MESSRS. WALENTAS, DINSTEIN, MORRIS, BAXTER, MAPES AND MORTON.

                 COMMITTEES OF THE COMPANY'S BOARD OF DIRECTORS
                             AND MEETING ATTENDANCE

     The total number of meetings the Board held during 1996 was four. No incumbent director who was a director during 1996 attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served. The Board of Directors has established the following standing committees: Executive Committee, Compensation and Nominating Committee, Audit Committee and Stock Option and Executive Compensation Committee.

     The Executive Committee of the Board has and may exercise, during the intervals between meetings of the Board, all the powers of the Board in the management of the Company's business and affairs, subject to certain statutory restrictions. The current members of the Executive Committee are Messrs. Walentas, Dinstein and Morris. The members of the Executive Committee consult with one another frequently between Board meetings and took formal action two times during 1996.

     The Audit Committee has primary responsibility for (i) recommending to the Board the particular persons or firm to be employed by the Company as its independent auditors; (ii) consulting with the persons or firm so chosen to be the independent auditors with regard to the plan of audit; (iii) reviewing, in consultation with the Company's independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; and
(iv) consulting with the Company's independent auditors (periodically, if appropriate, out of the presence of management) with regard to the adequacy of internal controls. The members of the Audit Committee are Messrs. Baxter, Morton and Mapes. This Committee met five times during 1996.

     The Stock Option and Executive Compensation Committee administers the Company's Stock Option Plan and makes recommendations to the Board concerning which of the Company's officers and directors are eligible to participate therein and makes recommendations with respect to the granting of stock options or other benefits under the Company's Stock Option Plan. The Stock Option and Executive Compensation Committee also is responsible for making decisions and determinations with respect to the compensation arrangements for those members of the Company's senior management who also are members of the Company's Compensation and Nominating Committee. The members of this Committee are Messrs. Baxter, Morton and Mapes. The members of this Committee consult with one another from time to time and took formal action six times during 1996. All actions taken by this Committee during 1996 were unanimously ratified by the Board.

     The Compensation and Nominating Committee is responsible for recommending to the Board the compensation arrangements for the Company's senior management other than any members of the Company's senior management who are members of the Committee. The Committee also establishes criteria and procedures for the selection of a director's slate, reviews the qualifications of candidates who may be proposed for nomination to the Board, and makes recommendations to the Board concerning directors to be placed in nomination for election and concerning any changes in the structure, size or function of the Board. The Company's bylaws provide that nomination for the office of director may be made by stockholders only if written notice of such proposed nominations (including the name or names of the proposed nominees) is given to the Company's Secretary at the Company's principal office not less than 30 days prior to the meeting at which the proposed nominations are to be made. The members of this Committee are Messrs. Walentas and Dinstein. They confer with one another on a regular basis and consult with the full Board from time to time on matters within the

Committee's purview. All compensation and nomination decisions during 1996 were unanimously ratified by the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1996, the members of the Company's Stock Option and Executive Compensation Committee were Messrs. Baxter, Morton and Mapes, and the members of the Company's Compensation and Nominating Committee were Messrs. Walentas and Dinstein. Both Messrs. Walentas and Dinstein were officers of the Company and its subsidiaries during fiscal year 1996 and certain prior years. Messrs. Walentas and Dinstein currently serve as Chairman and as Vice Chairman and Chief Executive Officer of the Company, respectively. Neither Messrs. Baxter, Morton nor Mapes was an officer or employee of the Company or any of its subsidiaries during fiscal year 1996 or any prior year.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth for the fiscal years ended December 31, 1994, 1995 and 1996, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to the individual serving as the Company's Chief Executive Officer throughout 1996, to the Company's four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of 1996.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                              ANNUAL COMPENSATION         COMPENSATION
                                         -----------------------------       AWARDS
                  (A)                                                      SECURITIES      ALL OTHER
          NAME AND PRINCIPAL             (B)       (C)        (D)(1)       UNDERLYING     COMPENSATION
             POSITION HELD               YEAR   SALARY ($)   BONUS ($)   OPTIONS (#)(2)      ($)(3)
          ------------------             ----   ----------   ---------   --------------   ------------
David C. Walentas......................  1996    $195,000    $    -0-        375,000         $2,011
  Chairman of the Board                  1995     182,083     127,998            -0-          2,539
                                         1994     138,333     130,998         50,000            902
Stanford M. Dinstein...................  1996     275,000         -0-        262,500          2,050
  Vice Chairman and Chief                1995     258,854      64,340            -0-          3,820
  Executive Officer                      1994     230,000      66,840         50,000          4,002
John R. Morris.........................  1996     225,000         -0-         94,937          1,620
  President and Chief Operating          1995     190,000      64,125            -0-          3,309
  Officer                                1994     190,000      23,749            -0-          3,153
Phillip M. Adams.......................  1996     162,850         -0-         40,000          1,399
  Division Vice President                1995     156,600         -0-         10,000          2,623
                                         1994     145,000      29,001            -0-          3,948
T. M. Guthrie..........................  1996     120,000         -0-         16,000          3,393
  Chief Financial Officer and            1995     113,542         -0-            -0-          2,570
  Treasurer                              1994     103,339      34,554            -0-            945

---------------

(1) Columns (e), (f) and (h) relating, respectively, to "other annual compensation," "restricted stock awards," and "LTIP payouts" have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to, any of the above individuals during the periods covered by such columns.
(2) The stock options shown as having been granted in 1996 represent, for the most part, options that were previously granted and then were deemed cancelled and regranted at a new exercise price on November 18,

    1996. For further explanation, see "-- Stock Options." All information in this column relates to options because the Company has not granted any stock appreciation rights.
(3) During 1994, 1995 and 1996, respectively, 83, 333 and 766 shares; 368, 501 and 781 shares; 290, 434 and 617 shares; and 363, 344 and 533 shares; vested in the Benefit Plan accounts of Messrs. Walentas, Dinstein, Morris and Adams, respectively. Based on the closing sales price for the Common Stock on December 30, 1994, December 29, 1995 and December 31, 1996 of $10.875, $7.625 and $2.625, respectively, as reported by NASDAQ, the dollar value of those shares for Messrs. Walentas, Dinstein, Morris, and Adams was $902, $2,539 and $2,011; $4,002, $3,820 and $2,050; $3,153, $3,309 and $1,620; and
    $3,948, $2,623 and $1,399, respectively. Mr. Guthrie received other compensation during 1994, 1995 and 1996 of 312, 337 and 360, which vested in his Benefit Plan Account, with dollar values of $3,393, $2,570 and $945.

STOCK OPTIONS

     The Stock Option and Executive Compensation Committee and the Board of Directors believe that the future growth of the Company is dependent upon, and that the best interests of the Company and its stockholders are served by, the Company's ability to attract, and retain motivated officers, employees and directors, and that the Company's stock option plans are an important factor in accomplishing these goals. During 1996 the Company's stock price declined dramatically, despite the long-term revitalization efforts of the Company. Almost all of the options granted in the past were significantly out-of-the-money, thus creating a situation that had the potential to act as a disincentive to the core group of officers and employees responsible for the ongoing improvement of the Company. The Stock Option and Executive Compensation Committee determined that lowering the exercise price would restore the incentive value to the options, would achieve consistency between grants to various employees and officers and would be a key component in retaining and motivating the team already in place.

     The following table sets forth the options deemed granted during the fiscal year ended December 31, 1996, to the individuals listed in the Summary Compensation Table. Other than options representing 25,000 shares, 25,000 shares and 38,687 shares granted in early 1996 to Messrs. Walentas, Dinstein and Morris, respectively (see footnote 6 below), all the options set forth below represent options issued in earlier years that are deemed, pursuant to applicable provisions of Regulation S-K promulgated pursuant to the Exchange Act, to have been cancelled and re-granted in 1996 to reflect their re-pricing. (See "Ten-Year Option Repricings" immediately following this table.)

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                 INDIVIDUAL GRANTS
------------------------------------------------------------------------------------
                                               PERCENT OF
                                                 TOTAL                                 POTENTIAL REALIZABLE VALUE
                                  NUMBER OF     OPTIONS                                 AT ASSESSED ANNUAL RATES
                                 SECURITIES     GRANTED                                      OF STOCK PRICE
                                 UNDERLYING        TO                                    APPRECIATION FOR OPTION
                                 OPTION/SAR    EMPLOYEES    EXERCISE OF                           TERM
                                   GRANTED     IN FISCAL    BASE PRICE    EXPIRATION   ---------------------------
             NAME                    (#)          YEAR        ($/SH)         DATE        5% ($)         10% ($)
              (A)                    (B)          (C)           (D)          (E)           (F)            (G)
             ----                -----------   ----------   -----------   ----------   -----------   -------------
David Walentas                      50,000(2)      4.8         3.00        11/18/06       $244,334      $  389,061
                                   150,000(3)     14.4         3.00        11/18/06       $733,000      $1,167,184
                                   100,000(4)      9.6         3.00        11/18/06       $488,667      $  778,122
                                    50,000(5)      4.8         3.00        11/18/06       $244,334      $  389,061
                                    25,000(6)      2.4         3.00        11/18/06       $122,167      $  194,531
Stanford M. Dinstein                25,000(2)      2.4         3.00        11/18/06       $122,167      $  194,531
                                    62,500(3)      6.0         3.00        11/18/06       $305,417      $  486,326
                                    50,000(4)      4.8         3.00        11/18/06       $244,334      $  389,061
                                    50,000(5)      4.8         3.00        11/18/06       $244,234      $  389,061
                                    25,000(6)      2.4         3.00        11/18/06       $122,167      $  194,531

                                 INDIVIDUAL GRANTS
------------------------------------------------------------------------------------
                                               PERCENT OF
                                                 TOTAL                                 POTENTIAL REALIZABLE VALUE
                                  NUMBER OF     OPTIONS                                 AT ASSESSED ANNUAL RATES
                                 SECURITIES     GRANTED                                      OF STOCK PRICE
                                 UNDERLYING        TO                                    APPRECIATION FOR OPTION
                                 OPTION/SAR    EMPLOYEES    EXERCISE OF                           TERM
                                   GRANTED     IN FISCAL    BASE PRICE    EXPIRATION   ---------------------------
             NAME                    (#)          YEAR        ($/SH)         DATE        5% ($)         10% ($)
              (A)                    (B)          (C)           (D)          (E)           (F)            (G)
             ----                -----------   ----------   -----------   ----------   -----------   -------------
John R. Morris                      12,500(2)      1.2         3.00        11/18/06       $ 61,083      $   97,265
                                    18,750(3)      1.8         3.00        11/18/06       $ 91,625      $  145,898
                                    25,000(4)      2.4         3.00        11/18/06       $122,167      $  194,531
                                    38,687(6)      3.7         3.00        11/18/06       $189,051      $  301,032
T. M. Guthrie                        2,000(2)       .2         3.00        11/18/06       $  9,773      $   15,562
                                     5,000(4)       .5         3.00        11/18/06       $ 24,433      $   38,906
                                     2,000(7)       .2         3.00        11/18/06       $  9,773      $   15,562
                                     1,500(8)       .1         3.00        11/18/06       $  7,330      $   11,672
                                     5,500(9)       .5         3.00        11/18/06       $ 26,877      $   42,797
Phillip M. Adams                    10,000(2)      1.0         3.00        11/18/06       $ 48,867      $   77,812
                                    10,000(4)      1.0         3.00        11/18/06       $ 48,867      $   77,812
                                    10,000(8)      1.0         3.00        11/18/06       $ 48,867      $   77,812
                                    10,000(10)     1.0         3.00        11/18/06       $ 48,867      $   77,812

---------------

 (1) The options are all on a consistent vesting schedule, with 20% at the time of grant and 20% in each of the succeeding four years.
 (2) Originally granted in 1991 (9/91)
 (3) Originally granted in 1992 (10/92)
 (4) Originally granted in 1993 (12/93)
 (5) Originally granted in 1994 (8/94)
 (6) Originally granted in 1996 (1/96)
 (7) Originally granted in 1991 (4/91)
 (8) Originally granted in 1992 (11/92)
 (9) Originally granted in 1993 (3/93)
(10) Originally granted in 1995 (1/95)

     Set forth below is information concerning the November 18, 1996, repricing of stock options held by executive officers:

                         TEN-YEAR OPTION REPRICINGS(1)

                                                                                               LENGTH OF
                                       NUMBER OF        MARKET                                  ORIGINAL
                                       SECURITIES      PRICE OF       EXERCISE                   OPTION
                                       UNDERLYING      STOCK AT       PRICE AT                    TERM
                                      OPTIONS/SARS     TIME OF        TIME OF        NEW       REMAINING
                                      REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE    AT DATE OF
                                        AMENDED       AMENDMENT      AMENDMENT      PRICE     REPRICING OR
           NAME               DATE        (#)            ($)            ($)          ($)       AMENDMENT
           (A)                (B)         (C)            (D)            (E)          (F)          (G)
           ----             --------  ------------   ------------   ------------   --------   ------------
David Walentas              11/18/96     50,000          3.00          7.0625        3.00       4 years
  Chairman of the Board                                                                         305 days
                            11/18/96    150,000          3.00          6.1875        3.00       5 years
                                                                                                332 days
                            11/18/96    100,000          3.00           14.75        3.00       7 years
                                                                                                29 days
                            11/18/96     25,000          3.00          7.5625        3.00       9 years
                                                                                                45 days
                            11/18/96     50,000          3.00         11.9375        3.00       7 years
                                                                                                261 days
Stanford M. Dinstein        11/18/96     25,000          3.00          7.0625        3.00       4 years
  Vice Chairman and                                                                             305 days
  Chief Executive Officer
                            11/18/96     62,500          3.00          6.1875        3.00       5 years
                                                                                                332 days
                            11/18/96     50,000          3.00           14.75        3.00       7 years
                                                                                                29 days
                            11/18/96     25,000          3.00          7.5625        3.00       9 years
                                                                                                45 days
                            11/18/96     50,000          3.00         11.9375        3.00       7 years
                                                                                                261 days
John R. Morris              11/18/96     12,500          3.00          7.0625        3.00       4 years
  President and Chief                                                                           305 days
  Operating Officer
                            11/18/96     18,750          3.00          6.1875        3.00       5 years
                                                                                                332 days
                            11/18/96     25,000          3.00           14.75        3.00       7 years
                                                                                                29 days
                            11/18/96     38,687          3.00          7.5625        3.00       9 years
                                                                                                45 days

                                                                                               LENGTH OF
                                       NUMBER OF        MARKET                                  ORIGINAL
                                       SECURITIES      PRICE OF       EXERCISE                   OPTION
                                       UNDERLYING      STOCK AT       PRICE AT                    TERM
                                      OPTIONS/SARS     TIME OF        TIME OF        NEW       REMAINING
                                      REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE    AT DATE OF
                                        AMENDED       AMENDMENT      AMENDMENT      PRICE     REPRICING OR
           NAME               DATE        (#)            ($)            ($)          ($)       AMENDMENT
           (A)                (B)         (C)            (D)            (E)          (F)          (G)
           ----             --------  ------------   ------------   ------------   --------   ------------
T. M. Guthrie               11/18/96      2,000          3.00          6.0625        3.00       4 years
  Chief Financial Officer                                                                       141 days
  and Treasurer
                            11/18/96      2,000          3.00          7.0625        3.00       4 years
                                                                                                305 days
                            11/18/96      1,500          3.00          7.9375        3.00       5 years
                                                                                                360 days
                            11/18/96      5,000          3.00           14.75        3.00       7 years
                                                                                                29 days
                            11/18/96      5,500          3.00          7.5625        3.00       6 years
                                                                                                110 days
Phillip M. Adams            11/18/96     10,000          3.00          7.0625        3.00       4 years
  Vice President -- Van                                                                         305 days
  Division                  11/18/96     10,000          3.00          7.9375        3.00       5 years
                                                                                                360 days
                            11/18/96     10,000          3.00           14.75        3.00       7 years
                                                                                                29 days
                            11/18/96     10,000          3.00         12.4375        3.00       8 years
                                                                                                60 days
P. Michael Davis            11/18/96     10,000          3.00          7.0625        3.00       4 years
  Vice President                                                                                305 days
  Dedicated Fleet Division
                            11/18/96     10,000          3.00          7.9375        3.00       5 years
                                                                                                360 days
                            11/18/96     10,000          3.00           14.75        3.00       7 years
                                                                                                29 days

---------------

(1) Each of the repriced options was treated as a cancellation of the old option with a regrant of an option equal to that cancelled. The new options are all on a consistent vesting schedule, with 20% at the time of grant and 20% in each of the succeeding four years.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the individuals listed in the Summary Compensation Table concerning unexercised options held as of the end of the fiscal year. No options were exercised during the last fiscal year by the individuals listed in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES (1)

(A)                                                                      (D)
                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED
                                                                     OPTIONS AT
                                                                   FISCAL YEAR END
                                                                         (#)
NAME                                                          EXERCISABLE/UNEXERCISABLE
----                                                          -------------------------
David C. Walentas...........................................       125,000/300,000
Stanford M. Dinstein........................................        55,000/170,000
John R. Morris..............................................         24,050/75,950
Phillip M. Adams............................................         21,000/32,000
T. M. Guthrie...............................................          3,200/12,800

---------------

(1) All information in this table relates to options because the Company has not granted any SARs. Columns (b) and (c) have been deleted because no options were exercised during the last fiscal year by the individuals listed in the Summary Compensation Table. Column (e) has been deleted because there were no in-the-money options at fiscal year-end because the closing sales price for the Common Stock on December 31, 1996, was $2.625 as reported by NASDAQ.

EMPLOYMENT CONTRACTS, CHANGE-IN-CONTROL ARRANGEMENTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

     On March 1, 1991, the Company entered into an employment agreement with Mr. Dinstein to replace his previous employment agreement dated October 1, 1990. The agreement provides that during the term of the agreement, Mr. Dinstein's minimum gross annual salary will be $100,000. The terms of the agreement renews automatically on the anniversary date of the agreement in one-year increments, unless it is terminated in accordance with the agreement.

     On December 16, 1993, the Company entered into a three-year employment agreement with Mr. Morris pursuant to which he agreed to serve as the President of the Company's Dedicated Services and Contract Logistics Group for a minimum gross annual salary of $190,000. Although the period of employment under the agreement commenced on December 16, 1993, the specified term of employment under the agreement is three contract years beginning January 1, 1994. The agreement provides that Mr. Morris is eligible to receive incentive bonuses during the term of the agreement. This agreement also contains a change of control provision, which provides that if a change of control occurs, as defined in the agreement, and certain other conditions are met, Mr. Morris may terminate the agreement and receive as liquidated damages in a lump sum payment the full economic value of the salary and other benefits then currently being paid and provided to him pursuant to the agreement until the end of its term. If Mr. Morris terminates the agreement upon a change of control, the agreement provides that his incentive compensation award will be prorated utilizing a proration method to be negotiated in good faith between Mr. Morris and the Company. In addition, upon a change of control, all rights of Mr. Morris pursuant to options granted under the Stock Option Plan or otherwise shall be deemed to have vested and shall be released from all conditions and restrictions imposed by the Company and all options granted shall become immediately exercisable. This agreement also contains certain restrictions on Mr. Morris' ability to compete with the Company following termination of his employment and certain other standard provisions. An amendment to this agreement was executed on March 27, 1996, which reflects the reappointment of Mr. Morris as President and Chief Operating Officer of the Company. The amended Employment Agreement increases

Mr. Morris' minimum gross annual salary to $225,000 and extends the term of the agreement through December 31, 1997.

COMPENSATION COMMITTEE REPORT

     As noted elsewhere in this Proxy Statement, the Stock Option and Executive Compensation Committee makes recommendations to the Board concerning which of the Company's employees are eligible to participate in and receive grants under the Company's Stock Option Plan; and makes decisions and determinations with respect to the compensation arrangements for those members of the Company's senior management who also are members of the Company's Compensation and Nominating Committee. The Compensation and Nominating Committee is responsible for recommending to the Board the compensation arrangements for the Company's senior management other than any members of the Company's senior management who are members of the Compensation and Nominating Committee. Under rules established by the Securities and Exchange Commission, the Company is required to provide a report of the committees of the Board responsible for compensation recommendations that sets forth both the committees' compensation policies applicable to the Company's executive officers and the committees' bases for the chief executive officers' compensation for the last fiscal year.

     Compensation Policies Applicable to Executive Officers. Generally, in establishing levels of compensation for executive officers, the committees consider all factors they deem appropriate, which may include, among others:

     - conditions in the motor carrier industry and the business community, generally, that influence the Company's ability to attract and retain executives with the talent and experience to maintain the Company's position of industry leadership and to optimize stockholder returns;

     - the Company's recent operating results compared to prior operating results;

     - general economic conditions that may influence operating results;

     - achievement of specific business initiatives;

     - experience and special expertise; and

     - alignment of the interests of executive officers with those of stockholders through award opportunities that can result in ownership of common stock.

     The above factors are only generally considered and all compensation decisions during 1996, including those relating to salary, other bonuses and stock options were subjectively determined. The committee determined, based on the above factors and the financial results of the Company, that no bonuses would be issued in 1996.

     The Company currently has employment agreements with Messrs. Dinstein and Morris (see, "Employment Contracts, Change-in-Control Arrangements and Termination of Employment Agreements"). These employment agreements contain the general terms of each officer's employment and establish the minimum compensation that such officers are entitled to receive, but do not prohibit, limit or restrict these officers' ability to receive additional compensation from the Company, whether in the form of base salary, bonus, stock options or otherwise.

     At present, the executive compensation program comprises salary, certain bonus opportunities, long term incentives in the form of stock options and participation in Company-wide benefit programs. The higher that one rises in the corporate hierarchy, the more the mix of compensation shifts towards reliance on stock-based awards. In determining 1996's compensation package, generally, the committees took into account the Company's performance over the past several years.

     Bases for the Compensation of Mr. Dinstein. No objective criteria were used to establish the compensation of Mr. Dinstein, but rather his base salary was subjectively determined. However, in addition to all the criteria listed above, the determination of Mr. Dinstein's salary for 1996 took into account the increased management role he has assumed with respect to the Company, particularly following his election as Chief Executive Officer in August 1993.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits, with certain exceptions, the Company's corporate tax deduction for compensation paid to certain officers of the Company to no more than $1,000,000 per executive per year. The Company's Stock Option Plan is structured to comply with one of the exceptions contained in Section 162(m).

        STOCK OPTION AND                 COMPENSATION AND
EXECUTIVE COMPENSATION COMMITTEE       NOMINATING COMMITTEE
--------------------------------       --------------------
        Arthur C. Baxter                 David C. Walentas
      Frederick S. Morton              Stanford M. Dinstein
        Pierson G. Mapes

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total stockholder returns (assuming reinvestment of dividends, if any) for the Company, the NASDAQ Market (U.S.) and NASDAQ Trucking and Transportation Stocks. The NASDAQ Trucking and Transportation Stocks Index is made available by NASDAQ in conjunction with the Center for Research in Securities Prices at the University of Chicago. The issuers included in the NASDAQ Trucking and Transportation Stocks Index are United States and foreign companies whose stock is traded on NASDAQ and who have Standard Industrial Classification codes beginning with 37, 42, 44, 45 and 47. Upon receipt of a written request mailed to the Company's Chief Executive Officer postage prepaid at the Company's corporate headquarters, the Company will undertake to make accessible the identity of those companies making up the index in a prompt manner. In preparing the graph it was assumed that $100 was invested at the market close price on December 31, 1991, as reported by NASDAQ.

                                                                            Nasdaq Trucking &
        Measurement Period          Builders Transport,                      Transportation
      (Fiscal Year Covered)            Incorporated         Nasdaq (US)          Stocks
1991                                             100.00             100.00             100.00
1992                                             120.75             116.38             122.38
1993                                             237.73             133.58             148.68
1994                                             164.15             130.59             134.82
1995                                             115.09             184.68             157.21
1996                                              39.62             227.15             173.66

COMPENSATION OF DIRECTORS

     The company pays to each of its directors who is not otherwise an employee of the Company an annual fee of $15,000 payable quarterly. In addition, members of the Audit Committee receive an annual fee of $3,000 payable quarterly. Directors who are not otherwise employees are reimbursed for out-of-pocket expenses related to their duties as directors of the Company. Messrs. Baxter and Morton currently hold options to purchase 14,000 shares, and Mr. Mapes currently holds an option to purchase 10,000 shares, of the Company's Common Stock pursuant to the Non-Employee Directors' Stock Option Plan, which provides to each of the Company's non-employee directors a grant of an option to purchase 10,000 shares of the Company's Common Stock upon their election as a director at the stock's then current fair market value and an additional grant of an option to purchase 2,000 shares of the Company's Common Stock at the stock's then current fair market value every two years that they remain on the Board.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own more than 10% of a registered class of the Company's equity securities to file within certain specified time periods reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely on a review of copies of reports filed with the SEC since January 1, 1996, and written representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during 1996 with the exception of one report on a disposition of 632 shares on December 27, 1996, which should have been filed on a Form 4; that information was filed on T. M. Guthrie's Form 5 submitted February 14, 1997.

                              PROPOSAL NUMBER TWO

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders, the Company's Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year.

     Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" SUCH RATIFICATION.

                           STOCKHOLDER PROPOSALS FOR
                      NEXT ANNUAL MEETING OF STOCKHOLDERS

     Stockholders' proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company no later than January 2, 1998, to be considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting.

                                          By Order of the Board of Directors,

                                          ROBERT E. LEE GARNER, Secretary

Camden, South Carolina
May 2, 1997

                                                                        APPENDIX


                   BUILDERS TRANSPORT, INCORPORATED EMPLOYEES
                    RETIREMENT SAVINGS & PROFIT SHARING PLAN
                      DIRECTION OF PARTICIPANT TO TRUSTEE

    The undersigned hereby directs National Bank of Commerce, the trustee of Builders Transport, Incorporated Employees Retirement Savings & Profit Sharing Plan, to vote all shares of Builders Transport, Incorporated Common Stock allocated to the individual account of the undersigned under the Plan, and a proportionate number of other shares held by the Plan as provided by the Plan, at the Annual Meeting of Stockholders of Builders Transport, Incorporated to be held at the Magnolia Restaurant on Tuesday, June 3, 1997, at 10:00 a.m. Eastern time, or at any adjournment thereof, as directed below.

1. Election of Directors

   [ ] FOR all nominees listed below (except as marked   [ ] WITHHOLD AUTHORITY to vote for all nominees
       to the contrary below).                               listed below.

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

Arthur C. Baxter               Pierson G. Mapes               Frederick S. Morton
Stanford M. Dinstein           John R. Morris                 David C. Walentas

2. Ratification of Appointment of Ernst & Young.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                           (Continued on other side)

                          (Continued from other side)

    This direction cannot be voted unless it is properly signed, dated and received by May 27, 1997. If properly signed, dated and returned, the trustee will vote as designated by the undersigned or, if no choice is specified, the trustee will vote FOR proposals 1, and 2. Please sign exactly as name appears on this card.

                                          -------------------------------------
                                          Signature


                                          -------------------------------------

                                          Signature (if jointly held)


                                          Dated _________________________, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                                                                        APPENDIX


P R O X Y               BUILDERS TRANSPORT, INCORPORATED

                                 ANNUAL MEETING
                                  JUNE 3, 1997
    I, the undersigned stockholder of Builders Transport, Incorporated, (the "Company") Camden, South Carolina, hereby nominate, constitute and appoint David
C. Walentas, Stanford M. Dinstein and John R. Morris or any one or more of them my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the common stock par value $.01 per share of the Company, standing in my name on its books on April 18, 1997, at the meeting of its stockholders to be held at the Magnolia Restaurant in Camden, South Carolina, on Tuesday, June 3, 1997, at 10:00 a.m. Eastern time or any adjournment thereof. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

Election of Directors, Nominees:                                             (change of address)
Arthur C. Baxter, Stanford M. Dinstein,                       ------------------------------------------------
Pierson G. Mapes, John R. Morris,                             ------------------------------------------------
Frederick S. Morton, David C. Walentas                        ------------------------------------------------
                                                              ------------------------------------------------
                                                              (If you have written in the above space, please
                                                              mark the corresponding box on the reverse side
                                                              of this card.)

                                                                SEE REVERSE SIDE

--------------------------------------------------------------------------------
                            O FOLD AND DETACH HERE O

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.               SHARES IN YOUR NAME

1. Election of Directors (see reverse)         [ ] FOR         [ ] WITHHELD

  For, except vote withheld from the following nominee(s):   ___________________

2. Ratification of Appointment of Ernst & Young LLP.
                                         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ] Change of Address

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)  ____________________________  DATE ________________________ , 1997

SIGNATURE(S)  ____________________________  DATE ________________________ , 1997

THIS PROXY MUST BE DATED AND SIGNED EXACTLY AS SHOWN HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

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